EXHIBIT 32.1
Certification by the Acting President and Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Stephen P. Traynor, Acting President and Chief Executive Officer of the Federal Home Loan Bank of San Francisco (“Registrant”), certify that, to the best of my knowledge:
1.The Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2020, (“Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

August 7, 2020	/S/ STEPHEN P. TRAYNOR
Stephen P. Traynor Acting President and Chief Executive Officer
A signed original of this written statement required by Section 906 has been provided to the Federal Home Loan Bank of San Francisco and will be retained by the Federal Home Loan Bank of San Francisco and furnished to the Securities and Exchange Commission or its staff upon request.